UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2010
MIDDLEBROOK PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50414	52-2208264

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Village Circle, Suite 100, Westlake, Texas	76262

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 837-1200
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.
As previously disclosed, on April 30, 2010, MiddleBrook Pharmaceuticals, Inc. (“MiddleBrook” or the “Company”) filed a voluntary petition for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), case number 10-11485.
On November 4, 2010, MiddleBrook filed the Debtor’s Plan of Liquidation and the Disclosure Statement for the Debtor’s Plan of Liquidation (the “Disclosure Statement’) with the Bankruptcy Court. On December 30, 2010, MiddleBrook filed the Debtor’s Modified Plan of Liquidation (the “Modified Plan”) with the Bankruptcy Court. An order confirming the Modified Plan was entered by the Bankruptcy Court on December 30, 2010, and the Modified Plan became effective on January 3, 2011 (the “Effective Date”).
The Modified Plan provides for the resolution of outstanding claims against and interests in the Company. As provided in the Modified Plan, allowed administrative expenses, allowed priority tax and priority non-tax claims, and allowed general unsecured claims will be paid in full from the bankruptcy estate as shortly after the Effective Date as practicable or the date on which such claims become allowed, as defined in the Modified Plan. The remaining cash in the bankruptcy estate, if any, will be distributed to the holders of allowed interests on a pro rata basis, as provided in the Modified Plan.
At January 6, 2011, the Company had one share of common stock issued and outstanding. Under the terms of the Modified Plan, all shares of the Company’s common stock were cancelled on the Effective Date and one share was issued to Ronald L. Glass, the plan administrator. No shares of common stock will be issued with respect to claims or interests under the Modified Plan.
The assets and liabilities of the Company as of November 30, 2010 are set forth in the unaudited Monthly Operating Report for the month ended November 30, 2010 (the “Monthly Operating Report”), filed by the Company with the Bankruptcy Court and the Securities Exchange Commission on Form 8-K on December 20, 2010.
The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the copy of the Modified Plan which is filed as Exhibit 2.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Description

2.1	Debtor’s Modified Plan of Liquidation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBROOK PHARMACEUTICALS, INC.
Date: January 6, 2011	By:	/s/ Ronald L. Glass
Ronald L. Glass
Plan Administrator

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Debtor’s Modified Plan of Liquidation